Exhibit 99.1

MERGE HEALTHCARE LOGO

FOR IMMEDIATE RELEASE:

News Release

Investor Contact:
Melanie Gretzon
Director, Corporate Services
Merge Healthcare
414.977.4000
ir@mergehealthcare.com

MERGE HEALTHCARE ANNOUNCES THAT NASDAQ LISTING COUNCIL ELECTS TO REVIEW THE DECISION OF THE LISTING
QUALIFICATIONS PANEL AND STAYS DECISION TO SUSPEND TRADING IN THE COMPANY’S SECURITIES

Milwaukee, WI, January 28, 2008 – Merge Technologies Incorporated, d.b.a. Merge Healthcare (NASDAQ: MRGE; TSX: MRG), announced today that the Company had previously received a written notification from the Nasdaq Listing and Hearing Review Council (the “Council”) stating that the Council elected to review the decision of the Nasdaq Listing Qualifications Panel (the “Panel”) regarding the delay in the Company’s SEC filings. The Council determined, pending such review, to stay the decision of the Panel to suspend trading of the Company’s securities if the Company had not filed certain securities filings by January 29, 2008. The Company previously disclosed the Panel’s determination on November 1, 2007. The Council’s decision to stay the suspension is subject to further review, and the Company is invited to provide evidence of compliance with listing standards to the Council on or before February 29, 2008.

As previously announced, the Company has filed its Annual Report on Form 10-K/A for the year ended December 31, 2006 and Quarterly Reports on Forms 10-Q/A and 10-Q for the three months ended March 31, 2007 and June 30, 2007, respectively. The Company currently expects to file its Quarterly Report on Form 10-Q for the three months ended September 30, 2007 in early February 2008. The delay in the filing is due to the additional effort required to complete the valuation of the Company’s intangible assets by the independent valuation consultant and will, very likely, result in the write-down of all, or substantially all, of the goodwill and certain of the other intangible assets of the Company.

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Merge Healthcare is a market leader in the development and delivery of medical imaging and information management software and services. Our innovative software solutions use leading-edge imaging software technologies that accelerate market delivery for our OEM customers, while our end-user solutions improve our customers’ productivity and enhance the quality of patient care they provide. For additional information, visit our website at www.mergehealthcare.com.

This announcement may include forward-looking statements within the meaning and subject to the protections of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. When used in this announcement, the words “will,” “anticipates,” “expects” and similar expressions of the future are intended to assist you in identifying such forward-looking statements. Such forward-looking statements include, among others, statements regarding: the timing of our filing of our SEC reports and our potential goodwill impairment. Any number of factors could cause the actual results to differ from the results contemplated by such forward-looking statements, including, but not limited to: risks and effects of the past and current restatement of financial statements of the Company and other actions that may be taken or required as a result of such restatements; the Company’s inability to timely file reports with the Securities and Exchange Commission; risks associated with the Company’s inability to meet the requirements of The NASDAQ Stock Market for continued listing, including possible delisting; and other risk factors detailed in the Company’s filings with the Securities and Exchange Commission. You should not place undue reliance on forward-looking statements, since the statements speak only as of the date that they are made. We do not have, or undertake any obligation to, publicly update, revise or correct any of the forward-looking statements after the date of this announcement, or after the respective dates on which such statements otherwise are made, whether as a result of new information, future events or otherwise. This announcement should be read in conjunction with the risk factors, financial information and other information contained in the filings that the Company makes and previously has made with the Securities and Exchange Commission.